UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 22, 2024

Good Times Restaurants Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Corporate Circle, Suite 200, Golden, CO 80401
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.         Entry Into a Material Definitive Agreement.

Credit Agreement Amendment

On May 22, 2024, the “Company” and each of its wholly owned subsidiaries, as guarantors, entered into a First Amendment to Credit Agreement (the “Amendment”) with respect to the Company’s Amended and Restated Credit Agreement with Cadence Bank, N.A., as lender, entered into on April 20, 2023, the “Credit Agreement”).

The Amendment, among other things, amends the Credit Agreement to consent to the Company’s purchase of the assets of the Good Times Drive Thru restaurant from JGN Management, LLC. a franchisee (“Seller”) and to allow for certain seller financing associated with the acquisition.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference herein.

In connection with the acquisition, the Company issued a press release on May 29, 2024, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 regarding the Amendment is incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits.

Number	Description
10.1*	First Amendment to Credit Agreement dated May 22, 2024 by and among Good Times Restaurants Inc., each of its wholly owned subsidiaries and Cadence Bank, N.A.
10.2
Amended and Restated Credit Agreement dated April 20, 2023, by and among Good Times Restaurants Inc., each of its wholly owned subsidiaries and Cadence Bank, N.A. (previously filed as Exhibit 10.1 to the registrant’s f Current Report on Form 8-K filed April 26, 2023 and incorporated herein by reference)

99.1*	Press Release dated May 29, 2024
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: May 29, 2024
By:
Ryan M. Zink
President and Chief Executive Officer